UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2008

AboveNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23269	11-3168327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

360 Hamilton Avenue White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (914) 421-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

In May 2002, Metromedia Fiber Network, Inc. (“MFN”) and certain of its subsidiaries filed their voluntary Chapter 11 petitions under the United States Bankruptcy Code.  In accordance with the Reorganization Plan, on August 29, 2003, MFN changed its name to AboveNet, Inc. (the “Company”). The Company has not been current with its quarterly or annual filings required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since suspending such filings prior to the bankruptcy filings.

The Securities and Exchange Commission (the “SEC”) initiated a formal investigation of MFN in June 2002.  This investigation followed MFN’s announcement in April 2002 that it would need to restate its financial statements for the first three quarters of 2001. On December 15, 2006, the Company received a “Wells” notice from the SEC staff in connection with such investigation indicating that the SEC staff was considering recommending that the SEC bring a civil injunctive action against the Company alleging that the Company violated various provisions of the federal securities laws. In response to the Wells notice, the Company provided the SEC with a written submission. On March 19, 2007 the Company received a notice from the SEC staff stating that the investigation of Metromedia Fiber Network, Inc. had been terminated and that no enforcement action against the Company had been recommended to the SEC. Such notice was provided to the Company under the guidelines of the final paragraph of Securities Act Release No. 5310 which states, among other things, that “[such notice] must in no way be construed as indicating that the party has been exonerated or that no action may ultimately result from the staff’s investigation of that particular matter. All that such a communication means is that the staff has completed its investigation and that at that time no enforcement action has been recommended to the Commission.”

In July 2006, the Company determined that as a result of a lack of certain accounting records it did not expect to be able to produce, or have management provide the required certifications for, the financial statements for the year ended December 31, 2002 and the period from January 1, 2003 to September 7, 2003 (the last day prior to the Company’s emergence from bankruptcy) in accordance with generally accepted accounting principles and that such financial statements could not be audited in accordance with generally accepted auditing standards as promulgated by the Public Company Accounting Oversight Board. The Company had previously reported that as a result of a lack of certain accounting records necessary for the preparation of the 2001 consolidated financial statements, the Company could not complete its financial statements for the year ended December 31, 2001.  The Company made such determinations only after spending considerable time and resources attempting to produce financial statements for such periods. Since July 2006, the Company has focused its resources on completing the consolidated financial statements for the period from September 8, 2003 through December 31, 2003 and for subsequent periods.

In August 2006, following the Company’s dismissal of KPMG LLP, BDO Seidman, LLP (“BDO Seidman”) was engaged as the Company’s independent registered public accountants to audit the Company’s financial statements for the period from September 8, 2003 to December 31, 2003, and as of and for each of the years ended December 31, 2004, 2005 and 2006.  Following the delivery by BDO Seidman of its audit report on the Company’s financial statements as of December 31, 2003, 2004 and 2005, and for the period from September 8, 2003 to December 31, 2003 and for the years ended December 31, 2004 and 2005 (collectively, the “Audited Historical 2003-2005 Financial Statements”), the Company filed a Current Report on Form 8-K on August 2, 2007 including such Audited Historical 2003-2005 Financial Statements in order to provide the Company’s financial position and results of operations for the periods included therein. Following the delivery by BDO Seidman of its audit report on the Company’s financial statements as of December 31, 2006 and for the year ended December 31, 2006, the Company elected to file this Current Report on Form 8-K in order to provide the Company’s financial position and result of operations for 2006. More current audited financial statements are not presently available.

Attached as Exhibit 99.1 to this Current Report on Form 8-K are the audited consolidated financial statements of the Company as of and for the twelve months ended December 31, 2006, (the “Audited Historical 2006 Financial Statements”), which also include the audited consolidated financial statements of the Company as of December 31, 2005 and for the twelve months ended December 31, 2005 and 2004 previously included in the Audited Historical 2003-2005 Financial Statements.

Readers are cautioned not to place undue reliance on the Company’s Audited Historical 2006 Financial Statements or its previously filed Audited Historical 2003-2005 Financial Statements.  The Company’s financial performance for the period included in the Audited Historical 2006 Financial Statements (which was completed more than thirteen months ago) or in any prior periods should not be used as a prediction of the Company’s subsequent performance, including for 2007.  Readers should also note the following in connection with their review of this Current Report on Form 8-K and the Audited Historical 2006 Financial Statements:

The Company is currently not in a position to provide the full disclosures required in an Annual Report on Form 10-K for the year ended December 31, 2006.  Accordingly, while the Audited Historical 2006 Financial Statements include the information required by the SEC’s rules for audited financial statements and related footnotes, these statements alone do not provide a complete picture of the Company’s historical business for the year ended December 31, 2006 because disclosures regarding the Company’s business, risk factors, management’s discussion and analysis of financial condition and results of operations, compensation information and the other information that would be required in an Annual Report on Form 10-K have not been provided.  Further, without such information, a reader cannot fully analyze the raw financial data included in the Audited Historical 2006 Financial Statements.

Without the disclosure of the Company’s 2007 financial performance and other disclosures that would be required in connection with the Company’s periodic and other Exchange Act filings, notwithstanding the disclosure of the Audited Historical 2006 Financial Statements, the Company does not believe that adequate current public information exists regarding its business and financial condition to support a market in its securities.

This Current Report on Form 8-K is an informational filing only and does not bring the Company back into compliance with the Exchange Act requirements to file Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  By including this information in this Current Report on Form 8-K, the Company does not necessarily acknowledge that disclosure of such information is required by applicable law or is material.

Item 6 of Form 10-K requires five years of certain selected financial information.  The Company will not be able to prepare financial statements for the period prior to September 8, 2003 (the day upon which the Company’s emerged from bankruptcy) in accordance with generally accepted accounting principles and will not include any selected financial information for this period in any Form 10-K.  As a result, absent relief from the SEC, the Company would not be able to be in full compliance with the Form 10-K requirements and its obligations under the Exchange Act until the filing of its Form 10-K for the year ending December 31, 2008.

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, Item 308 of Regulation S-K requires a company’s Annual Report on Form 10-K to include management’s annual report on internal control over financial reporting that contains, among other items, management’s assessment of the effectiveness of the company’s internal control over financial reporting as of the end of the company’s most recent fiscal year, including a statement as to whether or not the company’s internal control over financial reporting is effective. Management has performed an assessment of the Company’s internal control over financial reporting as of December 31, 2006.  Based on such assessment, material weaknesses have been identified as of December 31, 2006 related to entity level controls, financial close and financial statement reporting processes and numerous financial statement areas, which indicate a pervasive lack of effective controls in the Company’s internal control over financial reporting. As a result, management determined that the Company did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2006, based on the COSO criteria. Accordingly, management has concluded that the Company’s internal control over financial reporting was not effective as of December 31, 2006. Our independent registered public accountants have also issued a report, which is included in Exhibit 99.1 to this Current Report on Form 8-K, which indicates that we did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2006, based on the COSO criteria.

The material weaknesses in internal controls preventing the Company from having effective internal control over financial reporting as of December 31, 2006 continue to exist as of the date of this Current Report on Form 8-K.  The Company is instituting additional control procedures in order to remediate these material weaknesses, however, many of these weaknesses relate to controls that cannot be tested until such time as the Company completes a number of regulatory filings, including its periodic reports pursuant to the Securities Exchange Act of 1934, on a timely basis.

Notwithstanding the foregoing, as a result of additional testing and procedures by the Company, the Company believes that the financial statements included in Exhibit 99.1 to this Current Report on Form 8-K present fairly, in all material respects, the Company’s financial condition and results of operations for the periods covered thereby.

The Company has not made any required periodic filings with the SEC for any period since prior to its filing for bankruptcy in May 2002.  Because of its failure to make timely periodic filings with the SEC, the Company could be subject to civil penalties and other administrative proceedings by the SEC.

The Company’s securities are not listed on a national securities exchange.  The Company does not anticipate being able to list its securities on any national exchange until it has become current with its periodic SEC filings and satisfies any other listing requirements.  However, even if it becomes current with its SEC filings, the Company cannot provide any assurances that the Company will be able to meet other applicable listing standards or that if listed, a public trading market will develop.

Safe Harbor Statements

The information contained in this Current Report on Form 8-K is a statement of the Company’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and the Company’s assumptions regarding future developments. The Company may change its intention, belief or expectation at any time and without notice, based upon any changes in such factors, in its assumptions or otherwise. The cautionary statements contained in this Current Report on Form 8-K should be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on its behalf may issue.

Item 9.01.              Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1	Audited Financial Statements as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 29, 2008

ABOVENET, INC.

By:	/s/ Robert Sokota
Robert Sokota
Senior Vice-President and General Counsel

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Audited Financial Statements as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006.